Exhibit 99.1

GlobalSCAPE Announces Quarterly Cash Dividend of $0.015 Per Share of Common Stock for Third Quarter 2018

Dividend payable in November 2018

SAN ANTONIO – October 12, 2018 – GlobalSCAPE, Inc. (NYSE American: GSB), a worldwide leader in the secure movement and integration of data, announced today that its Board of Directors has declared a quarterly cash dividend of $0.015 per share of common stock.

The dividend is payable on November 5, 2018 to shareholders of record at the close of business at 5 p.m. Eastern Time on October 22, 2018.

“The declaration of this cash dividend demonstrates the confidence of the Board of Directors in our capital position, strategy and continued ability to generate strong cash flow,” said Matt Goulet, GlobalSCAPE President and CEO. “Today’s announcement, and our recent stock buyback of over four million shares, underscores our ongoing commitment to delivering shareholder value while continuing to invest in the company’s future growth.”

About GlobalSCAPE

GlobalSCAPE, Inc. (NYSE MKT: GSB) is a pioneer in securing and automating the movement and integration of data seamlessly in, around and outside your business, between applications, people and places, in and out of the cloud. GlobalSCAPE provides cloud services that automate your work, secure your data, and integrate your applications – while giving visibility to those who need it. GlobalSCAPE makes business flow brilliantly. Visit www.globalscape.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,” “believe,” “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause the actual results of the operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the overall level of consumer spending on our products; general economic conditions and other factors affecting consumer confidence; disruption and volatility in the global capital and credit markets; the Company’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, our information systems; legal, regulatory, political and economic risks in international markets; the results of our reduction in force; the discovery of additional information relevant to the internal investigation; the possibility that additional errors relevant to the recently completed restatement may be identified; pending litigation and other proceedings and the possibility of further legal proceedings adverse to the Company resulting from the restatement or related matters; the costs associated with the restatement and the investigation, pending litigation and other proceedings and possible future legal proceedings; reduction in our cash and cash equivalents as a result of the recently completed tender offer; and our decreased “public float” (the number of Shares owned by non-affiliate stockholders and available for trading in the securities markets) as a result of the tender offer and other share repurchases. More information on potential risks and other factors that could affect the Company’s financial results is included from time to time in the Company’s public reports filed with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this press release are based upon information available to the Company as of the date of this press release and speak only as of the date hereof.

GlobalSCAPE Investor Relations Contact
ir@GlobalSCAPE.com

GlobalSCAPE Public Relations Contact
Zintel Public Relations
Matthew Zintel
matthew.zintel@zintelpr.com